UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 2, 2020

CALAVO GROWERS, INC.

(Exact Name of Registrant as Specified in Charter)

California	000-33385	33-0945304
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1141-A Cummings Road, Santa Paula, California 93060

(Address of Principal Executive Offices) (Zip Code)

(Former Name or Former Address, if Changed Since Last Report)

Registrant’s telephone number, including area code: (805) 525-1245

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	CVGW	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 2, 2020, James E. Gibson, age 57, was appointed to serve as Chief Executive Officer of Calavo Growers, Inc. (Calavo), with such service to commence on February 1, 2020. Mr. Gibson has served as President of Calavo’s Renaissance Food Group (RFG) division since October 26, 2017 and previously served as Chief Operating Officer and a founder member of RFG since 2003. As previously reported by Calavo in a Current Report on Form 8-K filed with the Securities and Exchange Commission on October 28, 2019, Calavo’s current Chief Executive Officer, Lecil E. Cole, has announced his intention to retire as Calavo’s Chief Executive Officer and President upon the appointment of a successor Chief Executive Officer.

Mr. Gibson will receive an initial annual base salary of $1,000,000. Mr. Gibson will also be eligible to participate in other compensation and benefit programs that are available to Calavo’s executive officers, including Calavo’s management incentive plan for executive officers that currently provides executive officers with annual cash and restricted stock awards in amounts that are based on the satisfaction of specified performance criteria.

Calavo and Mr. Gibson have also agreed that Mr. Gibson will receive annual equity awards with vesting to be based upon the satisfaction of performance criteria to be mutually agreed upon. The form of such awards (for example, stock options or stock grants) and the amounts of such awards have not yet been agreed upon. Mr. Gibson will also receive a lump sum payment of up to $200,000 to reimburse him for expenses incurred in connection with his relocation to Ventura County, California.

The previous owners of RFG, one of whom is Mr. Gibson, have a majority ownership interest in certain entities that provide various services to RFG, specifically LIG Partners, LLC and THNC, LLC. One of RFG’s California operating entities leases a building from LIG Partners, LLC (LIG) pursuant to an operating lease. This lease with LIG was renewed in April 2019, through May 2026. RFG’s Texas operating entity leases a building from THNC, LLC (THNC) pursuant to an operating lease. In the first quarter of fiscal 2020, these facilities have been sold to a third party and Calavo’s lease has transferred to the new owners. See the following tables for the related party activity for fiscal years 2019 and 2018:

	Year ended October 31,
(in thousands)	2019	2018
Rent paid to LIG	$579	$603
Rent paid to THNC, LLC	$795	$819

Mr. Gibson has a $532,000 investment in FreshRealm, LLC as of October 31, 2018 and October 31, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Calavo Growers, Inc.
January 2, 2020
	By:	/s/ Lecil E. Cole
Lecil E. Cole Chairman of the Board of Directors, Chief Executive Officer and President (Principal Executive Officer)

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